NUVEEN OREGON INTERMEDIATE MUNICIPAL BOND FUND
SUPPLEMENT DATED MAY 1, 2025
TO THE PROSPECTUS DATED SEPTEMBER 30, 2024

1.	The section “Fund Summaries—Nuveen Oregon Intermediate Municipal Bond Fund—Fees and Expenses of the Fund—Annual Fund Operating Expenses” is deleted in its entirety and replaced with the following:
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class I

Management Fees[2]	0.50%	0.50%	0.50%

Distribution and/or Service (12b‑1) Fees	0.20%	1.00%	0.00%

Other Expenses

Interest and Related Expenses[3]	0.02%	0.02%	0.02%

Remainder of Other Expenses	0.11%	0.11%	0.11%

Total Annual Fund Operating Expenses	0.83%	1.63%	0.63%

Fee Waivers and/or Expense Reimbursements[4,5]	(0.04)%	(0.04)%	(0.04)%

Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.79%	1.59%	0.59%
1	The contingent deferred sales charge on Class C shares applies only to redemptions within 12 months of purchase.
2	Management Fees have been restated to reflect current contractual fees.
3	Includes interest expense and fees paid on Fund borrowings and/or interest and related expenses from inverse floaters.
4	Fee Waivers and/or Expense Reimbursements have been restated to reflect current fees.
5
The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through July 31, 2027 so that the total annual operating expenses of the Fund (excluding 12b‑1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.61% of the average daily net assets of any class of Fund shares. This expense limitation may be terminated or modified prior to July 31, 2027 only with the approval of the Board of Directors of the Fund.

2.	The section “Fund Summaries—Nuveen Oregon Intermediate Municipal Bond Fund—Fees and Expenses of the Fund—Example” is deleted in its entirety and replaced with the following:
Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same and that the fee waivers currently in place are not renewed beyond July 31, 2027. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Class C	Class I

1 Year	$378	$162	$60

3 Years	$545	$503	$190

5 Years	$735	$875	$339

10 Years	$1,284	$1,923	$775

3.	The sixth paragraph of the section “How We Manage Your Money—Who Manages the Funds—Management Fees” is deleted in its entirety and replaced with the following:
Nuveen Fund Advisors has agreed to waive fees and/or reimburse expenses so that the total annual operating expenses (excluding 12b‑1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) for Nuveen Nebraska Municipal Bond Fund and Nuveen Oregon Intermediate Municipal Bond Fund do not exceed the percentages of the average daily net assets listed below of any class of Fund shares.

Nuveen Nebraska Municipal Bond Fund	0.65% through July 31, 2026

Nuveen Oregon Intermediate Municipal Bond Fund	0.61% through July 31, 2027
The expense limitation for Nuveen Nebraska Municipal Bond Fund may be terminated or modified prior to July 31, 2026 only with the approval of the Board of Directors of the Fund. The expense limitation for Nuveen Oregon Intermediate Municipal Bond Fund may be terminated or modified prior to July 31, 2027 only with the approval of the Board of Directors of the Fund.
PLEASE KEEP THIS WITH YOUR PROSPECTUS
FOR FUTURE REFERENCE
MGN‑FTFISUP‑0525P